UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2022

NORTHERN TRUST CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	001-36609	36-2723087
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street, Chicago, Illinois	60603
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.66 2/3 Par Value	NTRS	The NASDAQ Stock Market LLC
Depositary Shares, each representing 1/1,000th interest in a share of Series E Non-Cumulative Perpetual Preferred Stock	NTRSO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On November 2, 2022, Northern Trust Corporation (the “Company”) issued $1,000,000,000 of its 6.125% Subordinated Notes due 2032 (the “Notes”) pursuant to an underwriting agreement, dated as of October 26, 2022, by and among the Company, Citigroup Global Markets Inc., BofA Securities, Inc., Goldman Sachs & Co. LLC and Loop Capital Markets LLC, as representatives of the several underwriters listed therein. The Notes were issued in a public offering pursuant to an indenture, dated as of May 8, 2017, as amended and supplemented by a sixth supplemental indenture, dated as of November 2, 2022, between the Company and The Bank of New York Mellon Trust Company, National Association, as trustee.

The Notes are subordinated unsecured obligations of the Company and rank junior to all of the Company’s depositors, general creditors and existing and future senior indebtedness. The Notes will mature on November 2, 2032. The Notes will bear interest from the date they are issued at an annual rate of 6.125%, payable semi-annually in arrears on May 2 and November 2 of each year, beginning on May 2, 2023.

On or after August 2, 2032, the Notes will be redeemable, at the Company’s option, in whole or in part at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

The Notes were offered pursuant to the Company’s shelf Registration Statement on Form S-3 (Registration No. 333-240299) and the prospectus included therein, filed with the Securities and Exchange Commission on August 3, 2020, and supplemented by the prospectus supplement, dated October 26, 2022.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of October 26, 2022, among Northern Trust Corporation and Citigroup Global Markets Inc., BofA Securities, Inc., Goldman Sachs & Co. LLC and Loop Capital Markets LLC, as representatives of the underwriters named therein.

4.1	Sixth Supplemental Indenture, dated as of November 2, 2022, between Northern Trust Corporation and The Bank of New York Mellon Trust Company, National Association, as trustee.

4.2	Form of 6.125% Subordinated Notes due 2032 (included in Exhibit 4.1).

5.1	Opinion of Mayer Brown LLP, counsel for Northern Trust Corporation, as to the validity of the Notes.

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2022

Northern Trust Corporation

	By:	/s/ Brad A. Kopetsky
Brad A. Kopetsky
Corporate Secretary

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